UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2017

Ciena Corporation (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

0-21969	23-2725311
(Commission File Number)	(IRS Employer Identification No.)

7035 Ridge Road, Hanover, MD	21076
(Address of Principal Executive Offices)	(Zip Code)

(410) 694-5700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)    On January 19, 2017, François Locoh-Donou, Senior Vice President and Chief Operating Officer, notified Ciena Corporation (“Ciena”) of his decision to resign as an officer and employee of Ciena and its subsidiaries, effective as of March 23, 2017 or such earlier date as may be mutually agreed. In connection with Ciena’s broader organizational design planning, Ciena and Mr. Locoh-Donou have agreed to work together to provide for an orderly transition of his organizational functions.

Additional information regarding Mr. Locoh-Donou’s departure is included in the press release furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)    The following exhibit is being filed herewith:

Exhibit Number	Description of Document

Exhibit 99.1	Text of Press Release dated January 24, 2017, issued by Ciena Corporation, reporting the resignation of François Locoh-Donou, Senior Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: January 24, 2017	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary